UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

          DELAWARE                      1-09335                  36-2545354
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)

            1695 RIVER ROAD
            DES PLAINES, IL                                        60018
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            ------------------------------------------

         On December 31, 2004, Schawk, Inc. (the "Company") and several subsidiaries of the Company, Schawk UK Limited, a company registered under the laws of England, Sokaris XXI, S.L., a Spanish private limited liability company, and Schawk Belgium B.V.B.A., a Belgian limited liability company (collectively, the "Schawk Subsidiaries"), entered into a Business Sale Deed (the "Agreement") with Weir Holdings Limited, a company registered under the laws of England ("Weir Holdings"). Pursuant to the Agreement, which is attached hereto as
Exhibit 2.1 and incorporated herein by reference, the Schawk Subsidiaries acquired all of the assets of Weir Holdings and its subsidiaries for a total consideration of (pound)11,528,000 (approximately $22.1 million based on the U.S. dollar/pound sterling exchange rate on December 31, 2004) (subject to adjustment as described in the Agreement) and the assumption of certain liabilities by the Schawk Subsidiaries, including certain trade payables and other accrued liabilities of Weir Holdings, in the amount of approximately (pound)2,250,000 (approximately $4.3 million based on the U.S. dollar/pound sterling exchange rate on December 31, 2004).

         Attached as Exhibit 99.1 is a copy of the press release relating to the Agreement, which is incorporated herein by reference.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
            --------------------------------------------------

         See the discussion in Item 1.01 hereof, which is incorporated herein by reference.

ITEM 9.01(c).  EXHIBITS.
               --------

         Exhibit 2.1 Business Sale Deed by and among Schawk, Inc., Schawk UK Limited, Sokaris XXI, S.L., Schawk Belgium B.V.B.A. and Weir Holdings Limited dated
                           December 31, 2004.

         Exhibit 99.1      Press Release dated January 4, 2005.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SCHAWK, INC.


Date:  January 6, 2005             By: /s/James J. Patterson
                                       -----------------------------------------
                                       James J. Patterson
                                       Senior Vice President and Chief Financial
                                       Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

2.1 Business Sale Deed by and among Schawk, Inc., Schawk UK Limited, Sokaris XXI, S.L., Schawk Belgium B.V.B.A. and Weir Holdings Limited dated December 31, 2004.

99.1     Press Release dated January 4, 2005.